COVID-19 PANDEMIC AND EMERGENCY LOAN RELIEF	9 Months Ended
Sep. 27, 2020
COVID-19 PANDEMIC AND EMERGENCY LOAN RELIEF
NOTE 11 - COVID-19 PANDEMIC AND EMERGENCY LOAN RELIEF

On March 13, 2020, President Donald Trump declared a national emergency in response to the coronavirus (“Covid-19”) global pandemic. Covid-19 has had a significant adverse impact on the United States economy. While we have experienced some product shortages and some labor shortages, for the most part, we have continued to operate all of our locations on a drive-through basis only with some reduced hours and with some limited access to the walk-up window and any indoor seating. Indoor seating is only available in our Dairy Queen and one other location. In October we closed our Moorhead location for approximately 3 days as a result of confirmed case of Covid-19 and we performed a deep cleaning of the location and testing for the virus of our crewmembers before reopening, In November our Minot location was closed for two days as a result of positive Covid-19 tests by our employees. At this time, it is difficult to predict if the Company will face store closures in the future and the ultimate impact of the Covid-19 pandemic on the Company’s operating results, although given the drive-through nature of our locations, the impact has been positive so far. The situation and regulations surrounding government response to the pandemic are constantly changing and it is not possible to determine if the current business trends will continue.

On May 1, 2020, the Company received funding in connection with “Small Business Loans” under the federal Paycheck Protection Program (the “PPP”). Pursuant to the terms of the Promissory Notes dated May 1, 2020, by BTND and BTNDDQ, L.L.C. in favor of Northview Bank. BTND borrowed $418,900 original principal amount, and BTNDDQ, L.L.C. borrowed $41,500 original principal amount. Both PPP loans were funded on May 1, 2020. The PPP Loans bear interest at 1% per annum and mature in two years from the date of disbursement of funds. Interest and principal payments under the PPP Loans will be deferred for a period of six months. The PPP Loan contains certain covenants which, among other things, restrict the borrower’s use of the proceeds of the PPP Loan to the payment of payroll costs, interest on mortgage obligations, rent obligations and utility expenses, require compliance with all other loans or other agreements with any creditor. Under the terms of the Program, we expect that the PPP Loans will be forgiven, and this outcome is reflected in the accompanying consolidated financial statements reflecting $460,400 as a grant and in included in Other Income.

On April 29, 2020, BTNDDQ, L.L.C. borrowed $27,500 at no interest under the Minnesota Small Business Emergency Loan Program from Central Minnesota Development Corporation. This loan is interest free and under certain conditions up to 50% of the loan may be forgiven, BTNDDQ, L.L.C., initially, is required to make 18 monthly payments of $458.33 beginning December 15, 2020, following the initial 18 months, in the event the note does not qualify for loan forgiveness, it will be repaid in equal installments over an additional 36 months.